SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 10, 2003




                 Exact Name of Registrant as specified in its charter;
Commission       State of Incorporation;                                        IRS Employer
File Number      Address and Telephone Number                                   Identification No.
-----------      ----------------------------                                   ------------------
1-14756          Ameren Corporation                                                  43-1723446
                 (Missouri Corporation)
                 1901 Chouteau Avenue
                 St. Louis, Missouri 63103
                 (314) 621-3222

1-2967           Union Electric Company                                              43-0559760
                 (Missouri Corporation)
                 1901 Chouteau Avenue
                 St. Louis, Missouri 63103
                 (314) 621-3222


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Reference is made to Note 3 - Rate and Regulatory Matters (Missouri Gas) in the "Combined Notes to Financial Statements (Unaudited)" in Ameren Corporation's and Union Electric Company's (AmerenUE) Form 10-Q for the quarterly period ended September 30, 2003 for a discussion of AmerenUE's May 2003 request to the Missouri Public Service Commission for an increase in natural gas delivery rates. On December 10, 2003, Ameren Corporation issued a press release announcing that AmerenUE has entered into a settlement with the Missouri Public Service Commission staff, the Office of Public Counsel and the Missouri Department of Natural Resources to implement increased natural gas delivery rates. The settlement is subject to review and approval by the Missouri Public Service Commission. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by this reference.

     This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements: Not applicable

     (b) Pro Forma Financial Information: Not applicable

     (c) Exhibits:


     Exhibit
      No.    Description
     ------- -----------

     99.1    Press Release issued on December 10, 2003 by Ameren Corporation.



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                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.



                                            AMEREN CORPORATION
                                                (Registrant)


                                                /s/ Martin J. Lyons
                                            ---------------------------------
                                                   Martin J. Lyons
                                              Vice President and Controller

                                              (Principal Accounting Officer)



                                            UNION ELECTRIC COMPANY
                                                  (Registrant)


                                                /s/ Martin J. Lyons
                                            ---------------------------------
                                                   Martin J. Lyons
                                              Vice President and Controller

                                              (Principal Accounting Officer)





Date:  December 10, 2003



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                                  Exhibit Index
                                  -------------

Exhibit No.                    Description
-----------                    -----------

      99.1      Press release issued on December 10, 2003 by Ameren Corporation.